EXHIBIT 4.12

EXECUTION COPY

STEEL DYNAMICS, INC.,

as Issuer,

the Guarantors Party Hereto,

as

Initial Subsidiary Guarantors

and

Wells Fargo Bank, National Association

as Trustee

First Supplemental Indenture

Dated as of April 18, 2008

7¾% Senior Notes due 2016

FIRST SUPPLEMENTAL INDENTURE, dated as of April 18, 2008 (this “Supplemental Indenture”), by and among Steel Dynamics, Inc., an Indiana corporation (the “Company”), the Guarantors listed on the signature pages hereto and Wells Fargo Bank, National Association, a national banking association(or its permitted successor), as trustee under the Indenture referred to below (the “Trustee”).

RECITALS

WHEREAS, the Company and the other Guarantors party thereto have heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of April 3, 2008, providing for the issuance from time to time of 7¾% Senior Notes due 2016 (the “Notes”);

WHEREAS, Section 9.01 of the Indenture provides, among other things, that the Company and the Guarantors may amend or supplement the Indenture to provide for the issuance of additional Notes;

WHEREAS, the Company desires to amend the Indenture to provide for the issuance of $125,000,000 in aggregate principal amount of additional Notes that will not be registered under the Securities Act of 1933, as amended, at the time of issuance but which may be registered under the Securities Act at a later date and, in connection therewith, to make certain other changes to the Indenture that will not materially adversely affect the rights under the Indenture of any Holder; and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Guarantors hereto and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1.     Capitalized Terms.  Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2.     Amendment to Article One.  The following paragraph shall be added to Section 1.01 of Article One of the Indenture and shall replace any existing definitions (if applicable) in the Indenture prior to the date hereof:

“Registration Rights Agreement” means (1) with respect to the Notes issued on April 3, 2008, the registration rights agreement among the Company, the Initial Subsidiary Guarantors, Banc of America Securities LLC, Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, ABN AMRO Incorporated and Wells Fargo Securities, LLC, dated April 3, 2008, (2) with respect to the Notes to be issued on the date of the First Supplemental Indenture, the registration rights agreement among the Company, the Initial Subsidiary Guarantors and Banc of America Securities LLC, Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, ABN AMRO Incorporated and Wells Fargo Securities, LLC, dated April 18, 2008 and (3) with respect to any subsequent additional Notes, any registration rights agreement between the Company and the other parties thereto relating to the registration by the Company of such additional Notes under the Securities Act.

3.     Continued Effectiveness.  Except as expressly modified or amended hereby, the Indenture continues in full force and effect and is in all respects confirmed, ratified and preserved.  This Supplemental Indenture and all its provisions shall be deemed a part of the Indenture in the manner and to the extent herein and therein provided.

4.     NEW YORK LAW TO GOVERN.  THE LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE.

5.     Counterparts.  The parties may sign any number of copies of this Supplemental Indenture.  Each signed copy shall be an original, but all of them together represent the same agreement.

6.     Effect of Headings.  The Section headings herein are for convenience only and shall not affect the construction hereof.

7.     Trustee.  The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company and the Guarantors listed on the signature pages hereto.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

Dated:  April 18, 2008

STEEL DYNAMICS, INC.

By:	/s/ Theresa E. Wagler
Name:	Theresa E. Wagler
Title:	Vice President

SDI INVESTMENT COMPANY

By:	/s/ Theresa E. Wagler
Name:	Theresa E. Wagler
Title:	Vice President

STEEL DYNAMICS SALES NORTH AMERICA, INC.

By:	/s/ Theresa E. Wagler
Name:	Theresa E. Wagler
Title:	Vice President

NEW MILLENNIUM BUILDING SYSTEMS, LLC
By:	Steel Dynamics, Inc. Sole Member

By:	/s/ Theresa E. Wagler
Name:	Theresa E. Wagler
Title:	Vice President

ROANOKE ELECTRIC STEEL CORPORATION

By:	/s/ Theresa E. Wagler
Name:	Theresa E. Wagler
Title:	Vice President

NEW MILLENNIUM BUILDING SYSTEMS, INC.

By:	/s/ Theresa E. Wagler
Name:	Theresa E. Wagler
Title:	Vice President

SOCAR OF OHIO, INC.

By:	/s/ Theresa E. Wagler
Name:	Theresa E. Wagler
Title:	Vice President

JOHN W. HANCOCK, JR., LLC
By:	Roanoke Electric Steel Corporation, Sole
Member and Manager

By:	/s/ Theresa E. Wagler
Name:	Theresa E. Wagler
Title:	Vice President

STEEL OF WEST VIRGINIA, INC.

By:	/s/ Theresa E. Wagler
Name:	Theresa E. Wagler
Title:	Vice President

STEEL VENTURES, INC.

By:	/s/ Theresa E. Wagler
Name:	Theresa E. Wagler
Title:	Vice President

SWVA, INC.

By:	/s/ Theresa E. Wagler
Name:	Theresa E. Wagler
Title:	Vice President

MARSHALL STEEL, INC.

By:	/s/ Theresa E. Wagler
Name:	Theresa E. Wagler
Title:	Vice President

SHREDDED PRODUCTS, LLC
By:	Roanoke Electric Steel Corporation, Sole
Member and Manager

By:	/s/ Theresa E. Wagler
Name:	Theresa E. Wagler
Title:	Vice President

SHREDDED PRODUCTS II, LLC
By:	Steel Dynamics, Inc., Sole
Member and Manager

By:	/s/ Theresa E. Wagler
Name:	Theresa E. Wagler
Title:	Vice President

THE TECHS INDUSTRIES, INC.

By:	/s/ Theresa E. Wagler
Name:	Theresa E. Wagler
Title:	Vice President

OMNISOURCE CORPORATION

By:	/s/ Theresa E. Wagler
Name:	Theresa E. Wagler
Title:	Vice President

ADMETCO, INC.

By:	/s/ Theresa E. Wagler
Name:	Theresa E. Wagler
Title:	Vice President

AUBURN INVESTMENT COMPANY, LLC
By:	OmniSource Corporation, Sole Member

By:	/s/ Theresa E. Wagler
Name:	Theresa E. Wagler
Title:	Vice President

CAPITOL CITY METALS, LLC
By:	OmniSource Indianapolis, LLC, Sole
Member
By:	OmniSource Corporation, Sole Member

By:	/s/ Theresa E. Wagler
Name:	Theresa E. Wagler
Title:	Vice President

CAROLINA INVESTMENT COMPANY,
LLC
By:	OmniSource Corporation, Sole Member

By:	/s/ Theresa E. Wagler
Name:	Theresa E. Wagler
Title:	Vice President

GLOBAL SHREDDING TECHNOLOGIES,
LTD., LLC
By:	OmniSource Corporation, Sole Member

By:	/s/ Theresa E. Wagler
Name:	Theresa E. Wagler
Title:	Vice President

INDUSTRIAL SCRAP CORPORATION

By:	/s/ Theresa E. Wagler
Name:	Theresa E. Wagler
Title:	Vice President

INDUSTRIAL SCRAP, LLC

By:	/s/ Theresa E. Wagler
Name:	Theresa E. Wagler
Title:	Vice President

JACKSON IRON & METAL COMPANY,
INC.

By:	/s/ Theresa E. Wagler
Name:	Theresa E. Wagler
Title:	Vice President

LUCKY STRIKE METALS, LLC
By:	OmniSource Corporation, Sole Member

By:	/s/ Theresa E. Wagler
Name:	Theresa E. Wagler
Title:	Vice President

MICHIGAN PROPERTIES ECORSE, LLC
By:	OmniSource Corporation, Sole Member

By:	/s/ Theresa E. Wagler
Name:	Theresa E. Wagler
Title:	Vice President

OMNISOURCE ATHENS DIVISION, LLC
By:	OmniSource Corporation, Sole Member

By:	/s/ Theresa E. Wagler
Name:	Theresa E. Wagler
Title:	Vice President

OMNISOURCE BAY CITY, LLC
By:	Jackson Iron & Metal Company, Inc.,
Sole Member

By:	/s/ Theresa E. Wagler
Name:	Theresa E. Wagler
Title:	Vice President

OMNISOURCE INDIANAPOLIS, LLC
By:	OmniSource Corporation, Sole Member

By:	/s/ Theresa E. Wagler
Name:	Theresa E. Wagler
Title:	Vice President

OMNISOURCE, LLC

By:	/s/ Theresa E. Wagler
Name:	Theresa E. Wagler
Title:	Vice President

OMNISOURCE MEXICO, LLC
By:	OmniSource Corporation, Sole Member

By:	/s/ Theresa E. Wagler
Name:	Theresa E. Wagler
Title:	Vice President

OMNISOURCE TRANSPORT, LLC
By:	OmniSource Corporation, Sole Member

By:	/s/ Theresa E. Wagler
Name:	Theresa E. Wagler
Title:	Vice President

RECOVERY TECHNOLOGIES, LLC
By:	OmniSource Corporation, Sole Member

By:	/s/ Theresa E. Wagler
Name:	Theresa E. Wagler
Title:	Vice President

SCIENTIFIC RECYCLING GROUP, LLC
By:	OmniSource Corporation, Sole Member

By:	/s/ Theresa E. Wagler
Name:	Theresa E. Wagler
Title:	Vice President

SUPERIOR ALUMINUM ALLOYS, LLC

By:	/s/ Theresa E. Wagler
Name:	Theresa E. Wagler
Title:	Vice President

WELLS FARGO BANK, NATIONAL
ASSOCIATION

By:	/s/ Gregory S. Clarke
	Name:	Gregory S. Clarke
	Title:	Vice President